THE VARIABLE ANNUITY CONTRACTS

issued through

SEPARATE ACCOUNT I

by

AMERICAN GENERAL LIFE INSURANCE COMPANY

and

THE VARIABLE ANNUITY CONTRACTS

issued through

SEPARATE ACCOUNT USL A

by

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENT DATED MAY 23, 2022

TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

The purpose of this supplement is to notify Contract owners of the following proposed reorganization pursuant to which the Acquired Fund is to be merged with and into the Acquiring Fund indicated below, with the Acquiring Fund as the surviving fund (referred to hereinafter as the “Reorganization”):

Acquired Funds	Acquiring Funds
LVIP BlackRock Advantage Allocation Fund	LVIP BlackRock Global Allocation Fund

The Acquired Fund and Acquiring Fund are both series of the LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”).

American General Life Insurance Company and The United States Life Insurance Company in the City of New York received notification that the Board of Directors of the Trust approved the Reorganization. All of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund as indicated above in exchange for shares of the Acquiring Fund, the total value of which will be equal to the total value of your shares of the Acquired Fund on the Closing Date (as defined below), after which each of the Acquired Funds will cease operations.

The Reorganization is subject to approval at a joint annual meeting of shareholders to be held on or about June 6, 2022 and is expected to be consummated at the close of business on or about Friday, June 10, 2022 (the “Closing Date”).

The Acquiring Fund will be added as an investment option under the Contracts effective on the Closing Date. All Contract account values in the subaccounts supported by the Acquired Fund will be automatically transferred into the Acquiring Fund subaccount.

At any time before 3:00 p.m. central time one business day prior to the Closing Date (i.e., Thursday, June 9, 2022), you may transfer your Contract account value in the Acquired Fund to any of the other variable investment options available under the Contracts. You may give us instructions to transfer your account value to another investment option by calling the Annuity Service Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Annuity Service Center at the telephone number shown below.

If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Acquired Fund’s investment options after 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, June 9, 2022), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, June 13, 2022).

Any new instruction we receive from a Contract owner before 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, June 9, 2022) that is for any purpose stated in the previous paragraph and is in good order will be honored.

Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Acquired Fund (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the Acquiring Fund.

Neither our automatic transfer of the proceeds to the Acquiring Fund on the Closing Date, nor your transfer of assets out of the Acquired Fund prior to June 10, 2022 or out of the Acquiring Funds within 90 days after the Closing Date (i.e., September 8, 2022), will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Acquired Fund’s investment options. If you have any questions, please contact our Annuity Service Center at 1-800-255-8402.